Accrued Expenses And Other Liabilities	12 Months Ended
Dec. 31, 2011
Accrued Expenses And Other Liabilities [Abstract]
Accrued Expenses And Other Liabilities

13. Accrued expenses and other liabilities

Accrued expenses and other liabilities consist of the following at December 31:

	2010	2011
Guarantee liability	$1,251	$—
Accrued expenses	73,691	29,682
Accrued interest	24,137	26,702
Lease deficiency	22,310	18,074
	$121,389	$74,458

     Accrued expenses— The decrease in accrued expenses in the year ended December 31, 2011 is mainly caused by the AeroTurbine Transaction.

     Lease deficiency—Lease deficiency represents lease rates for current lease contracts which are below current market rentals for the applicable aircraft at the time of purchase. The lease deficiency amortizes over the remaining term of the related lease agreements as a non-cash increase in lease revenue. The remaining weighted average amortization period for the lease deficiency is 109 (2010: 110) months.